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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - JUNE 29, 2006

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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
           PENNSYLVANIA                                          23-2428543
   (STATE OR OTHER JURISDICTION             0-15536            (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)   COMMISSION FILE NUMBER   IDENTIFICATION NO.)
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                             105 LEADER HEIGHTS ROAD
                          YORK, PENNSYLVANIA 17405-2887
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE AND ZIP CODE)

                                 (717) 747-1519
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On June 28, 2006, Codorus Valley Bancorp, Inc. (the "Company") completed a private placement of $7,000,000 in aggregate principal amount of floating rate preferred securities (the "Trust Preferred Securities") through a newly formed Delaware trust affiliate CVB Statutory Trust No. 2 (the "Trust"). The Trust Preferred Securities mature on July 7, 2036, are redeemable at the Company's option beginning after five years, and require quarterly distributions by the Trust to the holders of the Trust Preferred Securities. Distributions will be payable quarterly at a variable interest rate equal to the 3-month London Interbank Offered Rate ("LIBOR") rate plus 1.54% per annum. The Trust simultaneously issued all of the Trust's issued and outstanding common securities (the "Common Securities") to the Company for a purchase price of $217,000.

          The Trust used the proceeds from the sale of the Trust Preferred Securities together with the sale of the proceeds from the sale of the Common Securities to purchase $7,217,000 in aggregate principal amount of the Company's unsecured floating rate junior subordinated debt securities due July 7, 2036 issued by the Company (the "Junior Subordinated Debt Securities"). The net proceeds to the Company from the sale of the Junior Subordinated Debt Securities will be used by the Company for general corporate purposes.

          The Junior Subordinated Debt Securities were issued pursuant to an Indenture (the "Indenture") dated June 28, 2006 between the Company, as issuer, and Wells Fargo Bank, National Association, as trustee. The terms of the Junior Subordinated Debt Securities are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Debt Securities paid by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to defer interest payments on the Junior Subordinated Debt Securities (in which case the Trust will be entitled to defer distributions otherwise due on the Trust Preferred Securities) for up to 20 consecutive quarters, provided there is no event of default (as described in more detail below). During an extension period, the Company may not make certain distributions or payments as set forth in the Indenture.

          The Junior Subordinated Debt Securities are subordinated to the prior payment of any other indebtedness of the Company that, by its terms, is not similarly subordinated. The Trust Preferred Securities will be recorded as a long-term liability on the Company's balance sheet; however, for regulatory purposes the Trust Preferred Securities will be treated as Tier 1 or Tier 2 capital under the rulings of the Company's primary regulator, the Federal Reserve Board.

          The Junior Subordinated Debt Securities mature on July 7, 2036, but may be redeemed at the Company's option at any time commencing after July 7, 2011 or at any time upon certain special events, such as a change in the regulatory capital treatment of

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the Junior Subordinated Debt Securities, the Trust being deemed an "Investment
Company" under the Investment Company Act of 1940, as amended, or occurrence of certain adverse tax events. Except upon the occurrence of the certain events described above, the Company may redeem the Junior Subordinated Debt Securities at their aggregate principal amount, plus accrued interest, if any.

          The Junior Subordinated Debt Securities may be declared immediately due and payable at the election of the trustee or holders of 25% of aggregate principal amount of the outstanding Junior Subordinated Debt Securities upon the occurrence of an event of default. An event of default generally means:

     - Default in the payment of any interest when due that continues unremedied for a period of 30 days, except in the case of an election by the Company to defer payments of interest for up to 20 consecutive quarters (which does not constitute an event of default);

     - Default in the payment of the principal amount of the Junior Subordinated Debt Securities at maturity;

     - Default in the payment of any interest following the deferral of interest payments by the Company for 20 consecutive quarters;

     - Default in the Company's performance, or breach, of any covenant or warranty in the Indenture which is not cured within 90 days;

     - Institution of bankruptcy or similar proceedings by or against the Company; or

     - Liquidation or winding up of the Trust, other than as contemplated in the Indenture.

          The Company has also entered into a Guarantee Agreement pursuant to which it has agreed to irrevocably and unconditionally guarantee, with respect to the Trust Preferred Securities and to the extent not paid by the Trust, accrued and unpaid distributions on the Trust Preferred Securities and the redemption price payable to the holders of the Trust Preferred Securities, in each case to the extent the Trust has funds available.

          The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust (the "Declaration") dated as of June 28, 2006, by and among the Company, Wells Fargo Bank, National Association, as institutional trustee, and the Administrators named therein.

          The foregoing description is qualified in its entirety by reference to the full text of the Declaration, a copy of which is attached hereto as Exhibit 10.1, the Indenture, a copy of which is attached hereto as Exhibit 10.2, and the Guarantee Agreement, a copy of which is attached hereto as Exhibit 10.3.

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
     OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by this Item is included in Item 1.01 above, which is incorporated herein by reference.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

     Exhibit 10.1. Amended and Restated Declaration of Trust of CVB Statutory Trust No. 2, dated as of June 28, 2006, among Codorus Valley Bancorp, Inc., as sponsor, the Delaware and institutional trustee named therein, and the administrators named therein.

     Exhibit 10.2. Indenture, dated as of June 28, 2006, between Codorus Valley Bancorp, Inc., as issuer, and the trustee named therein, relating to the Junior Subordinated Debt Securities due 2036.

     Exhibit 10.3 Guarantee Agreement, dated as of June 28, 2006, between Codorus Valley Bancorp, Inc. and the guarantee trustee named therein.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODORUS VALLEY BANCORP, INC.


Dated: June 29, 2006                    /s/ Larry J. Miller
                                        ----------------------------------------
                                        Larry J. Miller
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

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                                  EXHIBIT INDEX

Exhibit 10.1. Amended and Restated Declaration of Trust of CVB Statutory Trust No. 2, dated as of June 28, 2006, among Codorus Valley Bancorp, Inc., as sponsor, the Delaware and institutional trustee named therein, and the administrators named therein.

Exhibit 10.2. Indenture, dated as of June 28, 2006, between Codorus Valley Bancorp, Inc., as issuer, and the trustee named therein, relating to the Junior Subordinated Debt Securities due 2036.

Exhibit 10.3 Guarantee Agreement, dated as of June 28, 2006, between Codorus Valley Bancorp, Inc. and the guarantee trustee named therein.